UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on October 15, 2018, Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2019, on February 11, 2019, the Company and certain of its subsidiaries completed a sale of substantially all of the go-forward retail footprint and other assets and component businesses of the Company as a going concern pursuant to that certain Asset Purchase Agreement, dated January 17, 2019, with Transform Holdco LLC, an affiliate of ESL Investments, Inc., a significant creditor and shareholder of the Company. The Company also disclosed at that time that it had reached a settlement with the Pension Benefit Guaranty Corporation (the “PBGC”), the Company’s largest unsecured creditor, in respect of its claims, and had filed a term sheet with the Bankruptcy Court that reflected the material terms of the settlement agreement (the “PBGC Settlement Terms”).

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 18, 2019, on April 17, 2019, the Debtors filed a proposed Joint Chapter 11 Plan of Liquidation (the “Plan of Liquidation”) and a Disclosure Statement describing the Plan of Liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

On May 16, 2019, the Debtors filed an amended Plan of Liquidation (the “Amended Plan of Liquidation”) and an Amended Disclosure Statement (the “Amended Disclosure Statement”) describing the Amended Plan of Liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. Among other things, the Amended Plan of Liquidation and Amended Disclosure Statement reflect amendments to the PBGC Settlement Terms (such amended terms, the “Amended PBGC Settlement Terms”) Pursuant to the Amended PBGC Settlement Terms, the Company and the PBGC have agreed, among other things, that the Debtors may propose, and PBGC will support, the Amended Plan of Liquidation and Amended Disclosure Statement providing for distributions to all of the Debtors’ creditors on a consolidated basis and to increase the PBGC’s priority claim to $97.5 million.

Information contained in the Amended Plan of Liquidation and the Amended Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan of Liquidation, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Amended Plan of Liquidation and the Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Amended Plan of Liquidation. Any such solicitation will be made pursuant to and in accordance with the Amended Disclosure Statement and applicable law, including orders of the Bankruptcy Court.

Forward-Looking Statements

As previously reported in a Form 12b-25 filed on April 18, 2019, the Company will not file an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 or any quarterly reports on Form 10-Q for subsequent periods ended prior to the confirmation of the Plan of Liquidation. Instead, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Cases and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information that are filed by the Company with the Bankruptcy Court.

Various statements in this Current Report on Form 8-K or documents referred to herein, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the Company’s ability to realize proceeds from remaining assets and the related terms and conditions; risks associated with litigation and other claims that involve the Company; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Amended Plan of Liquidation states that there will not be sufficient funds or other assets in the Estate to allow holders of the Company’s common stock or warrants to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to confirm the Amended Plan of Liquidation; the uncertainty as to when or whether the effective date of the Amended Plan of Liquidation will occur; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Company’s Amended Disclosure Statement included as Exhibit 99.2 to this Current Report on Form 8-K. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Amended Plan of Liquidation

99.2	Amended Disclosure Statement

Exhibit Index

Exhibit No.	Exhibit

99.1	Amended Plan of Liquidation

99.2	Amended Disclosure Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: May 17, 2019	By:	/s/ Mohsin Meghji
Mohsin Meghji
Chief Restructuring Officer